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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
            --------------------------------------------------------
                  (Originator of the Trust referred to herein)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
            --------------------------------------------------------
                      (Issue with respect to Certificates)
           (Exact name of the registrant as specified in its charter)


      United States                      333-7575               22-2382028
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


         802 Delaware Avenue, Wilmington, Delaware           19801
         -----------------------------------------        ----------
         (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000



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Item 5.  Other Events:

         Chase Manhattan Auto Grantor Trust 1996-B is the issuer of two classes of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On December 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the Series 1996-B certificates. Chase USA furnished a copy of the monthly certificateholders' report for the series as required by the Pooling and Servicing Agreement. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).   Exhibit

             Exhibits          Description
             --------          -----------
               20.1 Monthly Certificateholders statements with respect to the December 15, 2000 distribution.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 26, 2000

                                    By: THE CHASE MANHATTAN BANK,
                                    USA, NATIONAL ASSOCIATION
                                    as Servicer


                                    By: /s/ Patricia Garvey
                                        -----------------------------------
                                        Name:  Patricia Garvey
                                        Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.         Description
-----------         -------------
  20.1              Certificateholder Report dated December 15, 2000 delivered pursuant to Section 5.7 of the Pooling and Servicing
                    Agreement dated as of September 1, 1996.